Other operating results net (Tables)	12 Months Ended
Jun. 30, 2022
Schedule of other operating results
	June 30, 2022	June 30, 2021	June 30, 2020
Result from purchase / sale of subsidiary and associates	-	59	(15)
Donations	(150)	(223)	(244)
Lawsuits and other contingencies	(276)	(142)	(269)
Administration fees	37	16	37
Interest and discount generated by operating credits	128	157	417
Others	322	(8)	269
Total other operating results, net	61	(141)	195